                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):  July 18, 2001



                               CRAIG CORPORATION
             (Exact name of registrant as specified in its charter)


            Nevada                             1-6123                       95-1620188
(State or other jurisdiction       (Commission Identification No.)        (I.R.S. Employer
       of incorporation)                                                 Identification No.)


550 South Hope Street, Suite 1825, Los Angeles, California                      90071
     (Address of principal executive offices)                                (Zip Code)


     Registrant's telephone number, including area code:   (213) 239-0555



                                      N/A
                      ___________________________________

         (Former name or former address, if changed since last report)

ITEM 5  OTHER EVENTS.

     On July 18, 2001, Citadel Holding Corporation, Craig Corporation and Reading Entertainment, Inc. entered into an Agreement in Principle to consolidate Craig and Reading with Citadel. A copy of the signed Agreement in Principle and of the joint press release announcing the proposed consolidation are included as exhibits to this Report and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) The following exhibits are included with this Report:

     10. Agreement in Principle, dated July 18, 2001, among Citadel Holding Corporation, Craig Corporation and Reading Entertainment, Inc.

     99. Joint Press Release issued July 19, 2001 by Citadel Holding Corporation, Craig Corporation and Reading Entertainment, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CRAIG CORPORATION



Date:  July 19, 2001          By:     /s/ Andrzej J. Matyczynski
                                 -----------------------------------
                                      Andrzej J. Matyczynski
                                      Chief Financial Officer